Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On October 1, 2019, The Ensign Group, Inc. (“Ensign” or "the Company") completed the separation of its home health and hospice operations and substantially all of its senior living operations into a separate, publicly traded company through pro rata distribution of all of the outstanding shares of common stock of The Pennant Group, Inc. (“Pennant”) to Ensign stockholders (the “Spin-Off”). Beginning in the fourth quarter of 2019, Pennant's historical financial results for periods prior to the Spin-Off will be reflected in Ensign's consolidated financial statements as discontinued operations.

The following unaudited pro forma consolidated financial statements present Ensign’s unaudited pro forma consolidated income statements for each of the years ended December 31, 2016, 2017 and 2018 and for the six months ended June 30, 2019, and Ensign’s unaudited pro forma consolidated balance sheet as of June 30, 2019, which have been derived from Ensign’s audited financial statements for the years ended December 31, 2016, 2017 and 2018 and Ensign’s unaudited financial statements for the six months ended June 30, 2019.

The following unaudited pro forma consolidated financial statements give effect to the Spin-Off and the related transactions, including: (i) the transfer to Pennant of Ensign’s assets and liabilities that are specifically identifiable to Pennant; (ii) the elimination of Ensign’s equity interest in Pennant; (iii) rental income generated from the leases with Pennant; (iv) the reduction of rental expense related to the amendment of third party leases; (v) changes in right-of-use (ROU) assets and lease liabilities related to the modification of lease agreements; and (vi) the amendment of the credit facility in connection with the Spin-Off. The unaudited pro forma consolidated income statements for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017 and 2016 assume the Spin-Off and the related transactions occurred on January 1, 2016. The unaudited pro forma consolidated balance sheet assumes the Spin-Off and the related transactions occurred on June 30, 2019.

The historical financial data has been adjusted to give pro forma effect to events that are directly attributable to the transactions described above, have an ongoing effect on Ensign’s statement of operations and are factually supportable. Ensign’s unaudited pro forma consolidated financial statements and explanatory notes present how Ensign’s financial statements based on the inclusion of the pro forma adjustments related to the above transactions occurred as of the dates noted above.

Ensign’s unaudited pro forma consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth in the notes to the unaudited pro forma consolidated financial statements. The following unaudited pro forma consolidated financial statements are presented for: (i) illustrative purposes only; (ii) are not necessarily indicative of and do not purport to reflect the results Ensign may achieve in future periods or the historical results that would have been obtained had the above transactions been completed on January 1, 2016 or as of June 30, 2019; and (iii) do not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transactions described above.

Ensign’s unaudited pro forma consolidated financial statements are derived from and should be read in conjunction with Ensign’s historical financial statements and accompanying notes that are included in Ensign’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed with the Securities Exchange Commission.

•
The information in the “Historical Ensign” columns in the unaudited pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheet were derived from Ensign’s historical consolidated financial statements for the periods and as of the date presented and does not reflect any adjustments related to the Spin-Off.

•
The information in the “Pennant Financial Separation” column in the unaudited pro forma consolidated financial statements was derived from Ensign’s unaudited consolidated financial statements and the related accounting records, consistent with the guidance for discontinued operations under General Accepted Accounting Principle (GAAP). Ensign's current estimates on a discontinued operations basis are preliminary and could change as it finalizes discontinued operations accounting to be reported in the Annual Report on Form 10-K for the year ending December 31, 2019.

•	The information in the “Pro Forma” columns in the unaudited pro forma consolidated financial statements reflects additional pro forma adjustments which are further described in the accompanying notes.

•
The following unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements of Ensign, the accompanying notes to those financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Ensign's Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

THE ENSIGN GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 2019
(In thousands, except per share data)
(Unaudited)

	Historical Ensign (as reported)	Pennant Financial Separation (F)	Pro Forma	Notes	Pro Forma Ensign
Revenue	$1,124,865	$(160,641)	$5,884	(A)	$970,108
Expense
Cost of services	887,002	(120,272)	—		766,730
Rent—cost of services	72,846	(11,443)	(1,378)	(B)	60,025
General and administrative expense	63,585	(10,455)	—		53,130
Depreciation and amortization	25,782	(1,487)	—		24,295
Total expenses	1,049,215	(143,657)	(1,378)		904,180
Income from operations	75,650	(16,984)	7,262		65,928
Other income (expense):
Interest expense	(7,613)	—	145	(C)	(7,468)
Interest income	1,147	—	—		1,147
Other expense, net	(6,466)	—	145		(6,321)
Income before provision for income taxes	69,184	(16,984)	7,407		59,607
Provision for income taxes	12,652	(2,801)	386	(D)	10,237
Net income	56,532	(14,183)	7,021		49,370
Net income attributable to noncontrolling interests	551	(350)	—		201
Net income attributable to The Ensign Group, Inc.	$55,981	$(13,833)	$7,021		$49,169
Net income per share attributable to The Ensign Group, Inc.:
Basic	$1.05				$0.92
Diluted	$1.00				$0.88
Weighted average common shares outstanding:
Basic	53,246			(E)	53,246
Diluted	55,896			(E)	55,896

THE ENSIGN GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2018
(In thousands, except per share data)
(Unaudited)

	Historical Ensign (as reported)	Pennant Financial Separation (F)	Pro Forma	Notes	Pro Forma Ensign
Revenue	$2,040,659	$(286,058)	$11,354	(A)	$1,765,955
Expense
Cost of services	1,627,672	(209,423)	—		1,418,249
Return of unclaimed class action settlement related to class action lawsuit	(1,664)	—	—		(1,664)
Rent—cost of services	138,512	(20,836)	(2,819)	(B)	114,857
General and administrative expense	100,307	(9,689)	—		90,618
Depreciation and amortization	47,344	(2,480)	—		44,864
Total expenses	1,912,171	(242,428)	(2,819)		1,666,924
Income from operations	128,488	(43,630)	14,173		99,031
Other income (expense):
Interest expense	(15,182)	—	626	(C)	(14,556)
Interest income	2,063	—	—		2,063
Other expense, net	(13,119)	—	626		(12,493)
Income before provision for income taxes	115,369	(43,630)	14,799		86,538
Provision for income taxes	22,841	(10,156)	2,886	(D)	15,571
Net income	92,528	(33,474)	11,913		70,967
Net income (loss) attributable to noncontrolling interests	164	(595)	—		(431)
Net income attributable to The Ensign Group, Inc.	$92,364	$(32,879)	$11,913		$71,398
Net income per share attributable to The Ensign Group, Inc.:
Basic	$1.78				$1.37
Diluted	$1.70				$1.31
Weighted average common shares outstanding:
Basic	52,016			(E)	52,016
Diluted	54,397			(E)	54,397

THE ENSIGN GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2017
(In thousands, except per share data)
(Unaudited)

	Historical Ensign (as reported)	Pennant Financial Separation (F)	Pro Forma	Notes	Pro Forma Ensign
Revenue	$1,849,317	$(250,991)	$10,492	(A)	$1,608,818
Expense
Cost of services	1,497,703	(184,252)	—		1,313,451
Return of unclaimed class action settlement	11,000	—	—		11,000
Losses related to divestitures	2,321	—	—		2,321
Rent—cost of services	131,919	(19,939)	(2,947)	(B)	109,033
General and administrative expense	80,617	(6,497)	—		74,120
Depreciation and amortization	44,472	(2,204)	—		42,268
Total expenses	1,768,032	(212,892)	(2,947)		1,552,193
Income from operations	81,285	(38,099)	13,439		56,625
Other income (expense):
Interest expense	(13,616)	—	857	(C)	(12,759)
Interest income	1,609	—	—		1,609
Other expense, net	(12,007)	—	857		(11,150)
Income before provision for income taxes	69,278	(38,099)	14,296		45,475
Provision for income taxes	28,445	(14,239)	5,094	(D)	19,300
Net income	40,833	(23,860)	9,202		26,175
Net income attributable to noncontrolling interests	358	(160)	—		198
Net income attributable to The Ensign Group, Inc.	$40,475	$(23,700)	$9,202		$25,977
Net income per share attributable to The Ensign Group, Inc.:
Basic	$0.79				$0.51
Diluted	$0.77				$0.49
Weighted average common shares outstanding:
Basic	50,932			(E)	50,932
Diluted	52,829			(E)	52,829

THE ENSIGN GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2016
(In thousands, except per share data)
(Unaudited)

	Historical Ensign (as reported)	Pennant Financial Separation (F)	Pro Forma	Notes	Pro Forma Ensign
Revenue	$1,654,864	$(217,225)	$2,338	(A)	$1,439,977
Expense
Cost of services	1,341,814	(157,057)	—		1,184,757
(Gains) losses related to divestitures	(11,225)	—	—		(11,225)
Rent—cost of services	124,581	(18,447)	(3,021)	(B)	103,113
General and administrative expense	69,165	(5,078)	—		64,087
Depreciation and amortization	38,682	(2,613)	—		36,069
Total expenses	1,563,017	(183,195)	(3,021)		1,376,801
Income from operations	91,847	(34,030)	5,359		63,176
Other income (expense):
Interest expense	(7,136)	—	667	(C)	(6,469)
Interest income	1,107	—	—		1,107
Other expense, net	(6,029)	—	667		(5,362)
Income before provision for income taxes	85,818	(34,030)	6,026		57,814
Provision for income taxes	32,975	(13,297)	2,530	(D)	22,208
Net income	52,843	(20,733)	3,496		35,606
Net income attributable to noncontrolling interests	2,853	(26)	—		2,827
Net income attributable to The Ensign Group, Inc.	$49,990	$(20,707)	$3,496		$32,779
Net income per share attributable to The Ensign Group, Inc.:
Basic	$0.99				$0.65
Diluted	$0.96				$0.63
Weighted average common shares outstanding:
Basic	50,555			(E)	50,555
Diluted	52,133			(E)	52,133

THE ENSIGN GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2019
(In thousands)
(Unaudited)

	Historical Ensign	Pennant Financial Separation (F)	Pro Forma	Notes	Pro Forma Ensign
Assets
Current assets:
Cash and cash equivalents	$39,042	$(43)	$—		$38,999
Restricted cash	—	—	11,600	(G)	11,600
Accounts receivable—less allowance for doubtful accounts	296,935	(27,442)	—		269,493
Investments—current	8,003	—	—		8,003
Prepaid income taxes	5,934	—	—		5,934
Prepaid expenses and other current assets	25,632	(3,798)	—		21,834
Total current assets	375,546	(31,283)	11,600		355,863
Property and equipment, net	674,892	(13,158)	—		661,734
Right-of-use assets	1,074,449	(151,114)	116,238	(H)	1,039,573
Insurance subsidiary deposits and investments	38,929	—	—		38,929
Deferred tax assets	8,603	99	—		8,702
Restricted and other assets	16,943	(2,532)	2,078	(I)	16,489
Intangible assets, net	3,829	(62)	—		3,767
Goodwill	97,408	(42,392)	—		55,016
Other indefinite-lived intangibles	30,922	(28,286)	—		2,636
Total assets	$2,321,521	$(268,728)	$129,916		$2,182,709

Liabilities and equity
Current liabilities:
Accounts payable	$44,694	$(4,902)	$—		$39,792
Accrued wages and related liabilities	116,018	(12,458)	—		103,560
Lease liabilities—current	59,686	(9,388)	7,053	(H)	57,351
Accrued self-insurance liabilities—current	26,981	—	—		26,981
Other accrued liabilities	69,816	(15,096)	—		54,720
Current maturities of long-term debt	10,153	—	(7,500)	(J)	2,653
Total current liabilities	327,348	(41,844)	(447)		285,057
Long-term debt—less current maturities	268,179	—	7,710	(I), (J)	275,889
Long-term lease liabilities—less current portion	988,145	(143,382)	109,185	(H)	953,948
Accrued self-insurance liabilities—less current portion	57,565	—	—		57,565
Other long-term liabilities	2,977	—	—		2,977
Total liabilities	1,644,214	(185,226)	116,448		1,575,436

Commitments and contingencies
Equity:
Total Ensign Group, Inc. stockholders' equity	662,052	(70,329)	13,468	(K)	605,191
Non-controlling interest	15,255	(13,173)	—		2,082
Total equity	677,307	(83,502)	13,468		607,273
Total liabilities and equity	$2,321,521	$(268,728)	$129,916		$2,182,709

Notes to Pro Forma Condensed Consolidated Financial Statements

The unaudited pro form condensed consolidated statements of income for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2019, include the following adjustments:

(A)	Reflects rental income generated from the leases with Pennant entered into in connection with the Spin-Off.
(B)	Reflects reduction in rent expenses from Ensign leases with third parties as a result of the amended master lease agreements in connection with the Spin-Off.
(C)	Represents reduction of interest expense based on the amended terms for the Third Amended Credit Facility.
(D)	Represents an adjustment to the provision for income tax to our applicable jurisdictional statutory income tax rates for the respective periods presented.
(E)
Pro forma basic and diluted earnings per share is calculated by dividing pro forma net income available to Ensign common stockholders by our weighted-average number of Ensign common shares outstanding. The actual effect of the basic and dilution on a go-forward basis will depend on various factors, including the employment of our personnel in one company or the other, the value of the equity awards at the time of distribution and the fractional share.

(F)
Reflects the discontinued operations of Pennant businesses, including the associated assets, liabilities, equity and results of operations and the non-recurring costs, primarily consisting of professional fees, that were directly related to the Spin-Off. Certain general corporate overhead expenses that were not specifically related to the Pennant businesses were excluded as they did not meet the discontinued operations criteria.

(G)	Reflects the cash dividend received from The Pennant Group, Inc. in connection with the Spin-Off.
(H)
Represents the adjustments to the ROU assets and lease liabilities as a result of the amended master lease agreements in connection with the Spin-Off. In accordance with Topic 842, Leases, these amended master lease agreements are considered to be modified and subjected to lease modification guidance. The ROU asset and lease liabilities related to these agreements were remeasured based on the change in the lease conditions such as rent payment and lease terms. The incremental borrowing rate has also been adjusted to mirror the revised lease terms which become effective at the date of the modification. As the unaudited pro forma combined balance sheet assumes the Spin-Off and the related transactions occurred on the most recent reporting date.

(I)	Represents the adjustments to deferred financing fee related to the amendment of our existing debt agreement in connection with the Spin-Off as described in Note (J).
(J)
We entered into the Third Amended Credit Facility with a syndicate of banks with a revolving credit facility borrowing capacity of $350.0 million. Interest rates applicable to loans under the Third Amended Credit Facility to be, at the Company’s election, either LIBOR plus a margin ranging from 1.50% to 2.50% per annum or Base Rate plus a margin ranging from 0.50% to 1.50% per annum, in each case based on the ratio of Consolidated Total Net Debt to Consolidated EBITDA (each, as defined in the Third Amended Credit Facility). In addition, we expect that we will pay a commitment fee on the undrawn portion of the commitments under the Third Amended Credit Facility that is estimated to be 0.25% per annum. This adjustment represents the reclassification of the short-term portion of the term loan under the existing credit revolver into long-term portion of the new revolving credit facility.

(K)	Reflects the impact to Pennant total stockholders' equity.